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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 21, 2005

                         Global Aircraft Solutions, Inc.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Nevada                     000-28575                  84-1108499
        --------                 ---------------              ------------
       (State of                (Commission File             (IRS Employer
     Incorporation)                  Number)              Identification No.)

                        P.O. Box 23009 Tucson, AZ 85734
                     --------------------------------------
                    (Address of principal executive offices)

                                 (520) 294-3481
               --------------------------------------------------
              (Registrant's telephone number, including area code)


                       Renegade Venture (NEV.) Corporation
           ----------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c).

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ITEM 1.01. Entry into a Material Definitive Agreement.


On January 18, 2005, Global Aircraft Solutions, Inc.'s (the "Registrant") wholly owed subsidiary, Hamilton Aerospace Technologies, Inc. ("Hamilton") entered into an aircraft purchase and sale agreement whereby Hamilton purchased a Boeing 737 aircraft from Jetran International and sold the aircraft to Aerovista of the United Arab Emirates. Hamilton will also perform approximately $300,000.00 in refurbishment work on this aircraft as part of the entire transaction.





ITEM 9.01. Financial Statements and Exhibits

(c)   Exhibits

         Exhibit No.         Document
         -----------         -------------------------------------------------
         99.1                Press Release of Global Aircraft Solutions, Inc.
                             issued January 20, 2005.








                                   SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 21, 2005


                                            Global Aircraft Solutions, Inc.
                                            (Registrant)
                                            By:  /s/  John Sawyer
                                               --------------------------------
                                            Name:     John Sawyer
                                            Title:    President